Fibrocell Corporate Presentation January 2014 Exhibit 99.2

Forward Looking Statement
This presentation includes statements that are “forward-looking statements.” Forward-looking statements include, without limitation, our ability (i) to timely enroll, commence and successfully complete our clinical programs, (ii) to successfully genetically modify the fibroblast cell to treat patients who have collagen deficient diseases, (iii) to successfully and cost-effectively leverage our collaboration with Intrexon
Corporation to develop new product candidates, (iv) to successfully leverage our relationships with UCLA and MIT to develop new applications, and (v) to adopt technologies that will dramatically reduce manufacturing time, complexity, and labor costs for our cell therapies. While management has based any forward-looking statements contained in the presentation on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Fibrocell Science’s control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption “Item 1A. Risk Factors” in Fibrocell Science’s most recent Form 10-K filing, as updated in “Item 1A. Risk Factors” in Fibrocell Science’s most recent Form 10-Q filing. In addition,
Fibrocell Science operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Fibrocell Science disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in
Fibrocell Science’s most recent annual report on Form 10-K, our most recent Form 10-Q as well as other public filings with the SEC since the filing of Fibrocell Science’s most recent annual report.

• NYSE MKT: FCSC
• Market Cap: ~$190 million as of 1/9/2014
• Ownership: ~70% institutional, significant investment by Randal J. Kirk affiliates
• HQ facility: Exton, PA
• ~60 employees
• Management Team – development, manufacturing and commercial experience
David Pernock, Chairman of the Board, President & CEO
– Previously SVP at GlaxoSmithKline
Greg Weaver, CFO
– Previously CFO at Celsion, Poniard, Sirna, ILEX, Nastech, Talyst
Robert Sheroff , VP of Technical Operations
– Previously SVP at Biogen Idec, VP at J&J, Centocor, Warner Lambert
John Maslowski, VP of Scientific Affairs
– Previously at Wyeth Pharmaceuticals
Laura Campbell, VP of HR & Business Process
– Previously at GlaxoSmithKline
Corporate Profile

Investment Highlights
•
2 clinical stage development sBLA programs: azficel-T to treat restrictive burn scarring and vocal cord scarring
–
Based on proprietary, autologous fibroblast platform technology
–
Phase II top-line results anticipated Q1 2015
•
Strategic collaboration with Intrexon Corporation (NYSE: XON)
–
Focused on genetically-modified autologous fibroblast cells
–
Multiple orphan skin and connective tissue disease indications in late stage pre-
clinical
•
Strong IP on proprietary technology platform and manufacturing process issued through 2031
•
Approved BLA for azficel-T means sBLA’s for follow-on indications
–
Proof of concept and FDA validation
–
Demonstrated ability to manufacture autologous therapy across product candidates
•
~$64 million cash position as of October 2013 with no debt

•
Most common cells in
connective tissue, which
produce collagen and
extracellular matrix proteins
•
Ideal delivery vehicle to
treat skin and connective
tissue diseases locally, not
systemically, with
genetically modified
fibroblast cells
Autologous Fibroblast Cells

Fibrocell Leadership:
Proprietary technology to address unmet needs
• The scientific leader in autologous fibroblasts, the most common cells in connective tissue
• Ideal to deliver genes to a localized area
• Autologous cells eliminate risk of patient rejection
• Unique expertise in collection and cultivation of fibroblasts
• Proprietary autologous fibroblast cell technology used to create personalized biologics derived from a patient’s own cells to treat rare and serious skin and connective tissue diseases
• Fibroblast therapeutics offer significant promise to treat diseases with limited or no options
• Unmet medical needs in well defined patient populations –
Restrictive Burn Scarring & Vocal Cord Scarring
• Orphan indications with streamlined path to approval – genetically modified autologous fibroblast therapies offer advantages: no lentivirus transfection, no systemic drug delivery

Strategic Focus: Leveraging the Potential
of Our Autologous Fibroblast Platform
• Restrictive Burn Scarring
• Vocal Cord Scarring
• Recessive Dystrophic
Epidermolysis Bullosa (RDEB)
• Morphea Scleroderma
• Cutaneous Eosinophilic Fasciitis

NEW ECC: Tenascin-X Deficiency
•
NEW ECC with Intrexon signed January 10, 2014
•
Tenascin-X is an extracellular matrix glycoprotein found in loose connective tissue
•
Believed that tenascin-X helps determine how collagen fibrils are deposited in the extracellular matrix of joints, organs, and skin, regulating the structure and stability of elastic fibers
•
Mutation in the gene reduces the level of tenascin-X, leading to disorganization of these connective fibers in skin, ligaments and tendons
•
The fibroblast serves the role as being the delivery mechanism delivering the gene(s), which potentially correct the diseased gene conditions, to the localized target area, a novel approach.

Indication 2H2013 1H2014 2H2014 1H2015 2H2015 1H2016 2H2016
RBS (azficel-T)
VCS (azficel-T)
RDEB –
Orphan
Morphea –
Orphan
(Linear Scleroderma)
Cutaneous
Eosinophilic Fasciitis
–
Orphan
Tenascin-X –
Orphan
GM BMP2  (Potential
Major Partnership)
Phase II Primary Endpoint
Phase II Primary Endpoint
Product Optimization and PoC Studies; Pre-Clinical
Phase III
Phase III BLA
Phase I
Phase I
Phase II/III

Phase I
Product Optimization and PoC Studies/Pre-Clinical
Product Optimization and PoC Studies/Pre-Clinical
Product Optimization and PoC Studies/Pre-Clinical
Development Pipeline
PoC Studies/Pre-Clinical/Funded by CIRM Grants
Phase I
BLA

10 Azficel-T Label Extension Opportunities

Importance of BLA for azficel-T
•
Label Expansion – higher value opportunities near term
– Not starting from scratch
•
2 clinical stage development programs
– Phase II Restrictive Burn Scarring
– Phase II Vocal Cord Scarring
•
Demonstrated ability to manufacture autologous therapy across product candidates
•
BLA approved

$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
In $ Millions
$776
$240-840
Burn Scarring
Vocal Cord Scarring

Scarring: azficel-T Label Extensions
Fibrocell Scarring Pipeline:
Addressable Market Opportunity
•
Restrictive Burn Scarring (U.S. only)
- 40,000 hospitalized burn victims in 2012
(1)
- Total excludes military burn injuries
- Addressable Patient Population:
- 25% treated
(2)
- Pool of patients available includes
previous 3 years
- Current treatment options include
surgery, physical therapy
(1)
American Burn Association http://www.ameriburn.org/
(2) Fibrocell internal estimates
(3) Fibrocell estimates based on current pricing and estimated average volumes of azficel-T used to treat patients with these conditions; prices are subject to change and variation
(4) Cohen, (2010); Dailey et al. (2007); Roy et al. (2005); Poels et al. (2003); Koufman and Isaacson (1991); Painter (1990); Bouchayer et al. (1985); Laguaite (1972)
(5)
Acne Resource Center. www.acne-resource.org
•
Vocal Cord Scarring (U.S. only)
- 200,000-700,000 patients with VCS
(4)
- Current treatment options limited to surgery
and voice therapy

Restrictive Burn Scarring Overview

(1) www.ameriburn.org;  Goodis. J and E.d. Schraga. Burns, thermal.  eMedicine Journal
(2) American Burn Association. National Burn Repository®. 2012 Report. Dataset Version 8.0. Data collected from reporting burn facilities over a ten year period (Jan 2002 – Jan 2011). Patient total: 140,009.
•
Opportunity is to treat mobility limitations created by burn scar tissue
• Typically at the shoulder, elbow, wrist, knee
•
No FDA approved therapeutics, unmet medical need is significant
• Current therapies include surgery option
• 40,000 or more yearly hospitalizations for severe burns
(1)
•
Focused market opportunity: 60% of cases treated at 127 U.S.
burn centers
•
Extent of burn injury: 90% of burn patients experience burns on
< 20% of TBSA
(2)

Pre-Treatment
12 Mo Post-Treatment
•
Full range-clench
14 Mo Post-Treatment
•
Fine finger movement
Six Months Post Treatment
(2)
:
•
Full range of neck rotation, and pain free
•
Patient has stopped all analgesics
•
Discarded cervical collar
(1)
(1) Inglefield, C. BSc, FRCS(Plast). An Open-label Case Experience with Autologous Fibroblast Therapy (AT) in the Management of Burn Scars,
Poster Presented at AAD Jan 2008.
(2) Case Study Photographs, Courtesy of Chris Inglefield.
Restrictive Burn Scarring
Results from Open-Label Case Studies

Before                   After

•
Double-blind, randomized, placebo-controlled, 21 subjects (up to 30)
•
Subjects inclusion criteria:
– Unilateral restrictive burn scars of a jointed area
– 20-60% restriction in normal range of motion
•
FDA Agreed-upon Validated Measurement Scales:
– Range of Motion Measurement
1
– Brief Pain Index (BPI)
2
– Scar Appearance – Vancouver Scar Scale
3
•
7 trial sites initiated and patient screening began in 2013
•
First patient on study Q1 2014
•
Top-line results expected Q1 2015
1. Standard ROM measuring techniques (Parry, et al 2010)
2. Brief Pain Inventory (BPI) numerical scale (0 to 10) (Cleeland and Ryan 1994; Tan, et al 2004).
3. Vancouver Scar Scale (Baryza and Baryza 1995; Nedelec, et al 2000)
Restrictive Burn Scarring Phase II

•
Positive pilot study results published in peer-reviewed journal The
Laryngoscope,
2011 (1)
– Azficel-T well-tolerated when injected into vocal folds; n=5
– Improvements lasted up to one year
– Findings supported by mucosal wave grade, voice handicap index, and voice quality questionnaire
(1)
Chhetri, Dinesh, Injection of Cultured Autologous Fibroblasts for Human Vocal Fold Scars. The Laryngoscope 121(4) : 785-792, 2011.
Vocal Cord Scarring Overview

•
No FDA approved therapeutics
•
Most commonly encountered finding
is loss of voice
– Due to surgery, radiation therapy, vocal
cord trauma and idiopathic causes
– 200,000-700,000 current prevalence;
treatment options include surgery, voice
therapy

– Perceptual analysis using the GRBAS scale (**G**rade of dysphonia, **R**oughness, **B**reathiness, **A**sthenia, **S**train)[2]

•
Trial initiated 2H 2013
•
Double-blind, randomized, placebo-controlled, 20 subjects (up to 30)
•
4 month efficacy endpoint: Top-line data expected Q1 2015
•
Subject inclusion criteria:
–
Presence of unilateral or bilateral vocal fold scarring or age-related dysphonia
–
Failed other voice treatments including, but not limited to, anti-reflux regimen, speech therapy, or vocal fold injection augmentation
–
Feels their voice quality is a major handicap
•
FDA Agreed-upon Validated Study Endpoints:
– Absolute change from baseline in mucosal wave grade using videostroboscopy
– Absolute and % change from baseline in the Voice Handicap Index (VHI)
1
Vocal Cord Scarring Phase II

1.
Jacobson BH, Johnson A, Grywalski A et al.  The Voice Handicap Index: Development and validation. J Voice 1998;12:540-50.
2.
Karnell MP, Melton SD, Childes JM et al.  Reliability of clinician-based (GRBAS and CAPE-V) and patient-based (V-RQOL and IPVI) documentation of voice disorders.  J Voice 2007;21:576-90
.

Intrexon Collaboration Incorporating Intrexon’s Synthetic Biology to Expand Fibrocell’s Fibroblast Platform 18

FIBROCELL SCIENCE

FIBROCELL SCIENCE

INTREXON®

Autologous gene-modified fibroblasts enables delivery & production of a disease-modifying protein locally v. systemically

The Power of the Intrexon Collaboration Autologous Fibroblast Expertise Synthetic Biology Platform 19

• Multiple orphan disease indications
• Genetically-Modified (GM) autologous fibroblasts with therapeutic gene(s) of interest for the localized treatment of skin and connective tissue diseases (non-
systemic), addressing the underlying cause of these diseases and providing relief of symptoms
• Advantages
- Targeting therapeutic at lesion site – a more responsive approach
- Reduce rejection concern; provide more controlled delivery
- Non-integrating plasmids may reduce safety issues
Intrexon Collaboration Highlights

Vector Backbone
Att Site®
RheoSwitch®
IP
Gene Program
(single gene or multigenic)
TL
UE
Growth Factor
CP
Enzyme Inhibitor
LS

-
-
-
-
-

Intrexon RheoSwitch Therapeutic
System®: Key for Autoimmune Diseases
Intrexon Corp. proprietary on/off biologic switch, incorporated into an UltraVector®
designed vector
Three-component transcriptional regulator that provides inducible gene expression
Maintains gene program in inactive state until patient takes a pill or topically applies a compound containing a small molecule ligand
Ability to not only express proteins/enzymes, but also ability to control level and timing of expression
Demonstrated highly controllable expression both in vivo
and ex vivo
© 2013 Intrexon Corp.  All rights reserved.

Orphan Skin Diseases:
Large Unmet Market Opportunities
•
Recessive Dystrophic
Epidermolysis Bullosa
(RDEB)
•
$560 million-$2.2 billion:
(5,6,7,8)
•
Morphea Scleroderma
•
$300-$350 million:
(3,4)
•
Cutaneous Eosinophilic
Fasciitis
•
$120-$140 million:
(1,2)

References – See Appendix on Slide 28

FIBROCELL SCIENCE

Epidermis
Dermal-Epidermal Junction (DEJ)
Collagen XVII
Lamina lucida
Collagen IV
Lamina densa
Collagen VII
Collagens I+III
Fibroblast
Dermis

•
RDEB characterized primarily by the
formation of blisters over widespread
areas of the body, resulting from a
mutation in the COL7A1 gene which
encodes for type VII collagen – the
main component of connective and
fibrous tissues
•
A genetically-modified (GM)
fibroblast upregulated to produce
Collagen VII in a controlled manner
for localized treatment
•
Autologous dermal fibroblast
transfected with a non-integrating
plasmid vector containing the gene
for COL7A1
RDEB: Unique Approach to Localized
Treatment of Rare Skin Disease

Localized treatment using the autologous
fibroblast as delivery vehicle for multiple gene
targets -
Reducing the underlying cause plus
providing symptom relief on the skin’s surface

Autoimmune Skin Diseases –
Localized Treatment

• Rare and serious orphan autoimmune diseases that
manifest on the skin
–
Morphea Scleroderma
•
Underlying cause is accumulation of collagen
–
Cutaneous Eosinophilic Fasciitis
•
Underlying cause of inflammation is accumulation of
eosinophils
• Treatment localized to the affected site is preferred
for patient so not to impact the immune system as a
whole, creating new health issues
• Proposed drug candidates:
–
Genetically-modified fibroblast using vector designed
with a gene controlled by Intrexon’s RheoSwitch
Therapeutic System® (RTS®) Technology
–
Topical activator directed at target site allows for
localized vs. systemic treatment

Financials 25

•
Cash position ~$64 million following October 2013 financing
•
$50.5 million gross proceeds from underwritten offering
- Led by Barclays, co-managers Wedbush and Griffin
•
Quarterly average use of cash:  $6-7 million
•
39.8 million shares outstanding
- 6.0 million warrants o/s; 1.3 million options o/s
•
Clean capital structure
•
Analyst research: Ying Huang-Barclays; Greg Wade-Wedbush; Keith
Markey-Griffin
Financial Information

2014 Key Milestones

Milestone
Timing
Restrictive Burn Scarring
• Phase II Enrollment Complete
Q2 2014
Vocal Cord Scarring
• Phase II Enrollment Complete
Q2 2014
RDEB
• Proof of Concept & IND Completed
End of 2014
Key Publications:
• BMP2
• Genomic Stability
• Skin-Derived Mesenchymal Skin Cells
2H 2014
Apply for Orphan Drug Status for up to 5
separate disease indications
2H 2014

Milestone Timing
Restrictive Burn Scarring
• Phase II Top-line Results
Q1 2015
Vocal Cord Scarring
• Phase II Top-line Results
Q1 2015
RDEB
• Phase I
1H 2015
Restrictive Burn Scarring
• Phase II Complete
1H 2015
Vocal Cord Scarring
• Phase II Complete
1H 2015
Morphea/Linear Scleroderma
• Proof of Concept & IND Completed
2H 2015
Cutaneous Eosinophilic Fasciitis
• Proof of Concept & IND Completed
2H 2015
2015 Key Milestones

Key Scientific & Clinical Advisors

Institution Focus
Dr. Robert Langer
MIT, David Koch Institute Professor; Harvard-MIT Division of
Health Sciences & Technology, Faculty
Chief Scientific Advisor
Dr. Dinish Chhetri
UCLA, Associate Professor, Department of Head and Neck
Surgery; UCLA School of Medicine
Vocal Cord Scarring
Dr. Dan Lozano
Lehigh Valley (PA) Health Network, Chief, Department of
Surgery-Division of Burn; Surgical Specialists of the Lehigh
Valley-Burn; Medical Director, Regional Burn Center
Restrictive Burn Scarring
Dr. Anne Lucky
Cincinnati Children’s Hospital Medical Center, Co-director of the Epidermolysis Bullosa Center; Member of the Hemangioma
and Vascular Malformation Center
Recessive Dystrophic
Epidermolysis Bullosa (RDEB)
Dr. Dan Anderson
MIT, Associate Professor, Departments of Chemical
Engineering, Division of Health Sciences and Technology,
member of the David Koch Institute for Integrative Cancer
Research
Skin-derived Induced
Pluripotent Stem Cells (iPSCs);
Skin-derived Mesenchymal
Stem Cells (MSCs)
Dr. James Byrne
UCLA, Assistant Professor, Department of Molecular and
Medical Pharmacology and the Broad Stem Cell Research
Center
Skin-derived Induced
Pluripotent Stem Cells (iPSCs);
Skin-derived Mesenchymal
Stem Cells (MSCs)

Investment Highlights
•
2 clinical stage development sBLA programs: azficel-T to treat restrictive burn scarring and vocal cord scarring
–
Based on proprietary, autologous fibroblast platform technology
–
Phase II top-line results anticipated Q1 2015
•
Strategic collaboration with Intrexon Corporation (NYSE: XON)
–
Focused on genetically-modified autologous fibroblast cells
–
Multiple orphan skin and connective tissue disease indications in late stage pre-
clinical
•
Strong IP on proprietary technology platform and manufacturing process issued through 2031
•
Approved BLA for azficel-T means sBLA’s for follow-on indications
–
Proof of concept and FDA validation
–
Demonstrated ability to manufacture autologous therapy across product candidates
•
~$64 million cash position as of October 2013 with no debt

Appendix –References
Slide 21 – Orphan Skin Diseases
(1) Cutaneous eosinophilias represent a family of more than 30 different conditions ranging from eosinophilic cellulitis (Wells’ syndrome)
to eosinophilic dermatosis and eosinophilic fasciitis.  The prevalence varies based on which conditions are targeted for treatment.  It could be as low as a few hundred patients (Wells’ syndrome and eosinophilic fasciitis) to thousands of patients (Duhring disease, which affects 15% to 25% of celiac patients).  We chose 4,000 patients based on the Fibrocell press release dated July 1, 2013.
(2) Beyer et al. “Recent Trends in Systemic Psoriasis Treatment Costs” Arch Dermatol 2010;146(1):46-54.  We assume that the cutaneous eosinophilias indication will command a higher price than the psoriasis indication due to the need for new treatment options, the frequency of treatment, and the severity of the condition.
(3) Kaplan et al. “Localized Fibrosing Disorders – Linear Scleroderma, Morphea, and Regional Fibrosis” eMedicine March 6, 2013.
(4) Beyer et al. “Recent Trends in Systemic Psoriasis Treatment Costs” Arch Dermatol 2010;146(1):46-54. We assume that the morphea indication will command a higher price than the psoriasis indication due to the need for new treatment options, the frequency of treatment, and the severity of the condition.
(5) Stanford School of Medicine, “Epidermolysis Bullosa Clinic Frequently Asked Questions” Available at:
http://dermatology.stanford.edu/gsdc/eb_clinic/eb-faqs.html. Accessed July 11, 2013.
(6) The Dystrophic Epidermolysis Bullosa Research Association of America (DEBRA), “About EB”
http://www.debra.org/abouteb. Accessed
July 11, 2013.
(7) Herper, Matthew. “How A $440,000 Drug Is Turning Alexion Into Biotech‘s New Innovation Powerhouse.” Forbes. 5 September 2012
(8) The price range represents the price potential for a new therapy for a severe ultra rare disease based on currently marketed rare disease therapies such as Soliris® (eculizumab - ~$400,000/year), Elaprase® (idursulfase - ~$375,000/year), Naglazyme® (galsulfase -
~$365,000/year), Myozyme® (alglucosidasealfa - ~$300,000/year), and Fabrazyme® (agalsidase beta - ~$200,000/year).